RESULTS FOR THE YEAR	12 Months Ended
Dec. 31, 2019
RESULTS FOR THE YEAR
RESULTS FOR THE YEAR

SECTION 2 – RESULTS FOR THE YEAR

2.1 – Revenue

(DKK million)	2019	2018	2017
Revenue:
Royalties	3,155	1,741	1,061
Milestone payments	1,869	687	1,133
License fees	—	348	90
Reimbursement income	342	249	81
Total	5,366	3,025	2,365

Revenue split by collaboration partner:
Janssen (DARZALEX/Daratumumab & DuoBody)	4,983	2,390	2,214
Novartis (Arzerra/Ofatumumab)	23	338	48
Other collaboration partners	360	297	103
Total	5,366	3,025	2,365

Accounting Policies

Genmab recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that Genmab determines are within the scope of IFRS 15, Genmab performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. We only apply the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of IFRS 15, we assess the goods or services promised within each contract and identify, as a performance obligation, and assess whether each promised good or service is distinct. We then recognize as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

Royalties: License and collaboration agreements include sales-based royalties, including commercial milestone payments based on the level of sales. The license has been deemed to be the predominant item to which the royalties relate under our license and collaboration agreements. As a result, Genmab recognizes revenue when the related sales occur.

Accounting Policies

Royalties: License and collaboration agreements include sales-based royalties, including commercial milestone payments based on the level of sales. The license has been deemed to be the predominant item to which the royalties relate under our license and collaboration agreements. As a result, Genmab recognizes revenue when the related sales occur.

Milestone Payments: At the inception of each arrangement that includes milestone payments, Genmab evaluates whether the achievement of milestones are considered highly probable and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of Genmab or the license and collaboration partner, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. The transaction price is then allocated to each performance obligation on a relative stand-alone selling price basis, for which Genmab recognizes revenue as or when the performance obligations under the contract are satisfied. At the end of each subsequent reporting period, Genmab re-evaluates the probability of achievement of such development milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenue and earnings in the period of adjustment. Under all of Genmab’s existing license and collaboration agreements, milestone payments have been allocated to the license transfer performance obligation.

License Fees for Intellectual Property: If the license to Genmab’s functional intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, Genmab recognizes revenues from non-refundable upfront fees allocated to the license at the point in time the license is transferred to the licensee and the licensee is able to use and benefit from the license. For licenses that are bundled with other promises, Genmab utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, upfront fees. Under all of Genmab’s existing license and collaboration agreements the license to functional intellectual property has been determined to be distinct from other performance obligations identified in the agreement.

Reimbursement Income for R&D Services: License and collaboration agreements include the reimbursement or cost sharing for research and development services and payment for FTEs at contractual rates. R&D services are performed and satisfied over time given that the customer simultaneously receives and consumes the benefits provided by Genmab and revenue for R&D services is recognized over time rather than a point in time.

Management’s Judgments and Estimates

Evaluating the criteria for revenue recognition under license and collaboration agreements requires management’s  judgement to assess and determine the following:

•

The nature of performance obligations and whether they are distinct or should be combined with other performance obligations to determine whether the performance obligations are satisfied over time or at a point in time.

•	An assessment of whether the achievement of milestone payments is highly probable.
•

The stand-alone selling price of each performance obligation identified in the contract using key assumptions which may include forecasted revenues, development timelines, reimbursement rates for personnel costs, discount rates and probabilities of technical and regulatory success.

2.2—Information about Geographical Areas

The Genmab group is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any of the product candidates or geographical markets and no segment information is currently disclosed in the internal reporting.

Accordingly, it has been concluded that it is not relevant to include segment disclosures in the financial statements as the group’s business activities are not organized on the basis of differences in related product and geographical areas.

	2019		2018		2017
		Non-current		Non-current		Non-current
(DKK million)	Revenue	assets	Revenue	assets	Revenue	assets
Denmark	5,366	387	3,025	454	2,365	105
Netherlands	—	252	—	167	—	127
USA	—	68	—	11	—	6
Japan	—	—	—	—	—	—
Total	5,366	707	3,025	632	2,365	238

Accounting Policies

Geographical information is presented for the Genmab group’s revenue and non-current assets. Revenue is attributed to countries on the basis of the location of the legal entity holding the contract with the counterparty and operations. Non-current assets comprise intangible assets and property, plant and equipment.

2.3—Staff Costs

(DKK million)	2019	2018	2017
Wages and salaries	489	308	230
Share-based compensation	147	91	76
Defined contribution plans	39	24	19
Other social security costs	72	23	18
Government grants	(96)	(86)	(64)
Total	651	360	279

Staff costs are included in the income statement as follows:
Research and development expenses	572	324	249
General and administrative expenses	175	122	94
Government grants related to research and development expenses	(96)	(86)	(64)
Total	651	360	279

Average number of FTE	471	313	235
Number of FTE at year-end	548	377	257

Please refer to note 5.1 for additional information regarding the remuneration of the Board of Directors and Executive Management. Government grants, which are a reduction of payroll taxes in the Netherlands, amounted to DKK 96 million in 2019, 86 million in 2018 and DKK 64 million in 2017. These amounts are an offset to wages and salaries and research and development costs in the table above. The increases in 2019, 2018 and 2017 were primarily due to increased research activities in the Netherlands combined with a higher level of grants provided by the Dutch government.

Accounting Policies

Share-Based Compensation Expenses

Genmab has granted restricted stock units (RSUs) and warrants to the Board of Directors, Executive Management and employees under various share-based compensation programs. The group applies IFRS 2, according to which the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period. Such compensation expenses represent calculated values of warrants and RSUs granted and do not represent actual cash expenditures. A corresponding amount is recognized in shareholders’ equity as both the warrant and RSU programs are designated as equity-settled share-based payment transactions.

Government Grants

The Dutch Research and Development Act ‘‘WBSO’’ provides compensation for a part of research and development wages and other costs through a reduction in payroll taxes. WBSO grant amounts are offset against wages and salaries and research and development costs.

Management’s Judgments and Estimates

Share-Based Compensation Expenses

In accordance with IFRS 2 ‘‘Share-based Payment,’’ the fair value of the warrants and RSUs at grant date is recognized as an expense in the income statement over the vesting period, the period of delivery of work. Subsequently, the fair value is not remeasured.

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model. This pricing model requires the input of subjective assumptions such as:

•	The expected stock price volatility, which is based upon the historical volatility of Genmab’s stock price;
•	The risk-free interest rate, which is determined as the interest rate on Danish government bonds (bullet issues) with a maturity of five years;
•	The expected life of warrants, which is based on vesting terms, expected rate of exercise and life terms in the current warrant program.

These assumptions can vary over time and can change the fair value of future warrants granted.

Valuation Assumptions for Warrants Granted in 2019, 2018 and 2017

The fair value of each warrant granted during the year is calculated using the Black-Scholes pricing model with the following assumptions:

Weighted Average	2019	2018	2017
Fair value per warrant on grant date	425.80	386.61	366.78
Share price	1,483.58	1,034.66	1,123.91
Exercise price	1,483.58	1,034.66	1,123.91
Expected dividend yield	0%	0%	0%
Expected stock price volatility	34.2%	41.7%	38.5%
Risk-free interest rate	(0.56)%	(0.01)%	(0.38)%
Expected life of warrants	5 years	5 years	5 years

Based on a weighted average fair value per warrant of DKK 425.80 in 2019, DKK 386.61 in 2018 and DKK 366.78 in 2017, the total fair value of warrants granted amounted to DKK 131 million, 102 million and 67 million on the grant date in 2019, 2018 and 2017, respectively.

The fair value of each RSU granted during the year is equal to the closing market price on the date of grant of one Genmab A/S share. Based on a weighted average fair value per RSU of DKK 1,511.70 in 2019, DKK1,033.95 in 2018 and DKK 1,128.30 in 2017 the total fair value of RSUs granted amounted to DKK 176 million, DKK 106 million and DKK 74 million on the grant date in 2019, 2018 and 2017, respectively.

2.4—Corporate and Deferred Tax

Taxation—Income Statement & Shareholders’ Equity

(DKK million)	2019	2018	2017
Current tax on result	444	161	133
Adjustment to prior years	—	—	(1)
Adjustment to deferred tax	294	458	626
Adjustment to valuation allowance	(45)	(479)	(798)
Total tax for the period in the income statement	693	140	(40)

A reconciliation of Genmab's effective tax rate relative to the Danish statutory tax rate is as follows:

(DKK million)	2019	2018	2017
Net result before tax	2,859	1,612	1,064

Computed 22% (2018 & 2017: 22%)	629	355	234

Tax effect of:
Recognition of previously unrecognized tax losses and deductible temporary differences	(19)	(267)	(286)
Non-deductible expenses/non-taxable income and other permanent differences, net	75	53	14
All other	8	(1)	(2)

Total tax effect	64	(215)	(274)

Total tax for the period in the income statement	693	140	(40)

Total tax for the period in shareholders' equity	(24)	(89)	(72)

Corporate tax consists of current tax and the adjustment of deferred taxes during the year. The corporate tax expense was DKK 693 million in 2019 and DKK 140 million in 2018, compared to corporate tax income of DKK 40 million in 2017. The corporate tax expense in 2019 was due to current and deferred tax expense of DKK 722 million partially offset by the reversal of valuation allowances on deferred tax assets related to future taxable income, resulting in a discrete tax benefit of DKK 29 million. The corporate tax expense in 2018 was due to current and deferred tax expense of DKK 407 million partially offset by the reversal of valuation allowances on deferred tax assets related to future taxable income, resulting in a discrete tax benefit of DKK 268 million. The corporate tax income in 2017 was due to the partial reversal of valuation allowances on deferred tax assets related to future taxable income, resulting in a discrete tax benefit of DKK 286 million, which more than offset current and deferred tax expense of DKK 246 million.

In 2019, a current tax benefit of DKK 24 million was recorded directly in shareholders’ equity, which was related to excess tax benefits for share-based instruments. In 2018, a current tax benefit of DKK 24 million and a deferred tax benefit of DKK 66 million recorded directly in shareholders’ equity, which was related to excess tax benefits for share-based instruments. In 2017, a current tax benefit of DKK 72 million was recorded directly in shareholders’ equity, which was related to excess tax benefits for share-based instruments.

Taxation—Balance Sheet

Significant components of the deferred tax asset are as follows:

(DKK million)	2019	2018
Tax deductible losses	359	653
Share-Based Instruments	130	119
Capitalized R&D Costs	—	4
Other temporary differences	1	8
	490	784
Valuation allowance	(351)	(398)
Total deferred tax assets	139	386

Genmab records a valuation allowance to reduce deferred tax assets to reflect the net amount that is more likely than not to be realized. Realization of our deferred tax assets is dependent upon the generation of future taxable income, the amount and timing of which are uncertain. The valuation allowance requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable; such assessment is required on a jurisdiction by jurisdiction basis. Based upon the weight of available evidence at December 31, 2019, Genmab determined that it was more likely than not that a portion of our deferred tax assets would be realizable and consequently released a portion of the valuation allowance against net deferred tax assets and during the fourth quarter of 2019 recorded a discrete tax benefit of DKK 29 million (2018: DKK 268 million). The decision to reverse a portion of the valuation allowance was made after management considered all available evidence, both positive and negative, including but not limited to our historical operating results, income or loss in recent periods, cumulative income in recent years, forecasted earnings, future taxable income, and significant risk and uncertainty related to forecasts. The release of the valuation allowance resulted in the recognition of certain deferred tax assets and a decrease to corporate tax expense.

As of December 31, 2019, we had gross tax loss carry-forwards of DKK 1.6 billion for income tax purposes, as compared to DKK 2.6 billion in 2018. The reduction was driven primarily by the utilization of all remaining tax loss carry-forwards available for our parent entity, Genmab A/S. The DKK 1.6 billion in gross tax loss carry-forwards as of December 31, 2019 can be carried forward through various periods through 2038.

Accounting Policies

Corporate Tax

Corporate tax, which consists of current tax and the adjustment of deferred taxes for the year, is recognized in the income statement, except to the extent that the tax is attributable to items which directly relate to shareholders’ equity or other comprehensive income. Current tax assets and liabilities for current and prior periods are measured at the amounts expected to be recovered from or paid to the tax authorities.

Deferred Tax

Deferred tax is accounted for under the liability method which requires recognition of deferred tax on all temporary differences between the carrying amount of assets and liabilities and the tax base of such assets and liabilities. This includes the tax value of tax losses carried forward.

Deferred tax is calculated in accordance with the tax regulations in the individual countries and the tax rates expected to be in force at the time the deferred tax is utilized. Changes in deferred tax as a result of changes in tax rates are recognized in the income statement.

Deferred tax assets resulting from temporary differences, including the tax value of losses to be carried forward, are recognized only to the extent that it is probable that future taxable profit will be available against which the differences can be utilized.

Management’s Judgments and Estimates

Deferred Tax

Genmab recognizes deferred tax assets, including the tax base of tax loss carry-forwards, if management assesses that these tax assets can be offset against positive taxable income within a foreseeable future. This judgment is made on an ongoing basis and is based on numerous factors, including actual results, budgets, and business plans for the coming years.

Realization of deferred tax assets is dependent upon a number of factors, including future taxable earnings, the timing and amount of which is highly uncertain. A significant portion of Genmab’s future taxable income will be driven by future events that are highly susceptible to factors outside the control of the group including commercial growth of DARZALEX, specific clinical outcomes, regulatory approval, advancement of our product pipeline, and others. In 2018, we fully released the remaining valuation allowance on deferred tax assets for our parent entity, Genmab A/S. Genmab intends to continue maintaining a valuation allowance against a significant portion of its deferred tax assets related to its subsidiaries until there is sufficient evidence to support the reversal of all or some additional portion of these allowances. The Company may release an additional part of its valuation allowance against its deferred tax assets related to its subsidiaries. This release would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period such release is recorded.

2.5—Result Per Share

(DKK million)	2019	2018	2017
Net result	2,166	1,472	1,104

(Shares)	2019	2018	2017

Average number of shares outstanding	63,126,771	61,383,972	60,934,308
Average number of treasury shares	(163,958)	(116,466)	(100,000)
Average number of shares excl. treasury shares	62,962,813	61,267,506	60,834,308
Average number of share-based instruments, dilution	674,030	777,491	1,259,874
Average number of shares, diluted	63,636,843	62,044,997	62,094,182
Basic net result per share	34.40	24.03	18.14
Diluted net result per share	34.03	23.73	17.77

In the calculation of the diluted net result per share for 2019, 299,573 warrants (of which 774 were vested) have been excluded as these share-based instruments are out of the money, compared to 177,369 warrants (of which 64,703 were vested) for 2018. In 2017, 43,019 warrants (of which none were vested) have been excluded as these share-based instruments are out of the money.

Accounting Policies

Basic Net Result Per Share

Basic net result per share is calculated as the net result for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares.

Diluted Net Result Per Share

Diluted net result per share is calculated as the net result for the year divided by the weighted average number of outstanding ordinary shares, excluding treasury shares adjusted for the dilutive effect of share equivalents.